Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and Navient SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of February 29, 2020, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,551,520 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 9 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average 799,933,414 term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$799,933,414
Aggregate Outstanding Principal Balance – Treasury Bill	$110,208,140
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.78%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$689,725,274
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.22%
Number of Borrowers	21,433
Average Outstanding Principal Balance Per Borrower	$37,323
Number of Loans	37,366
Average Outstanding Principal Balance Per Loan – Treasury Bill	$33,962
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,214
Weighted Average Remaining Term to Scheduled Maturity	176 months
Weighted Average Annual Interest Rate	4.72%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	6,405	$102,332,495	12.8%
3.01% to 3.50%	8,263	133,953,028	16.7
3.51% to 4.00%	8,108	162,597,819	20.3
4.01% to 4.50%	7,719	162,028,291	20.3
4.51% to 5.00%	1,235	35,025,218	4.4
5.01% to 5.50%	584	16,340,785	2.0
5.51% to 6.00%	481	16,800,984	2.1
6.01% to 6.50%	403	14,650,021	1.8
6.51% to 7.00%	459	16,346,994	2.0
7.01% to 7.50%	382	12,542,210	1.6
7.51% to 8.00%	1,304	44,227,304	5.5
8.01% to 8.50%	933	30,919,275	3.9
Equal to or greater than 8.51%	1,090	52,168,989	6.5

Total	37,366	$799,933,414	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,783	$7,823,101	1.0%
$5,000.00-$ 9,999.99	3,033	22,045,982	2.8
$10,000.00-$14,999.99	2,159	26,920,452	3.4
$15,000.00-$19,999.99	1,974	34,424,026	4.3
$20,000.00-$24,999.99	1,597	35,744,723	4.5
$25,000.00-$29,999.99	1,326	36,364,718	4.5
$30,000.00-$34,999.99	1,086	35,276,971	4.4
$35,000.00-$39,999.99	976	36,519,015	4.6
$40,000.00-$44,999.99	762	32,377,388	4.0
$45,000.00-$49,999.99	677	32,101,816	4.0
$50,000.00-$54,999.99	599	31,347,419	3.9
$55,000.00-$59,999.99	529	30,350,799	3.8
$60,000.00-$64,999.99	454	28,334,615	3.5
$65,000.00-$69,999.99	372	25,108,407	3.1
$70,000.00-$74,999.99	316	22,856,705	2.9
$75,000.00-$79,999.99	303	23,441,195	2.9
$80,000.00-$84,999.99	260	21,420,915	2.7
$85,000.00-$89,999.99	231	20,218,400	2.5
$90,000.00-$94,999.99	194	17,915,171	2.2
$95,000.00-$99,999.99	169	16,470,545	2.1
$100,000.00 and above	1,633	262,871,052	32.9

Total	21,433	$799,933,414	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	35,804	$748,080,158	93.5%
31-60 days	549	16,896,306	2.1
61-90 days	248	9,644,015	1.2
91-120 days	221	8,296,748	1.0
121-150 days	120	3,283,922	0.4
151-180 days	94	3,927,796	0.5
181-210 days	78	2,116,239	0.3
Greater than 210 days	252	7,688,230	1.0

Total	37,366	$799,933,414	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	170	$71,105	*
4 to 12	509	1,674,462	0.2%
13 to 24	792	8,921,603	1.1
25 to 36	846	10,215,870	1.3
37 to 48	1,628	13,826,275	1.7
49 to 60	4,050	22,924,487	2.9
61 to 72	1,731	17,878,165	2.2
73 to 84	1,294	13,322,212	1.7
85 to 96	1,030	12,014,313	1.5
97 to 108	1,616	19,634,240	2.5
109 to 120	3,897	47,110,112	5.9
121 to 132	2,846	59,740,288	7.5
133 to 144	2,100	50,739,917	6.3
145 to 156	1,455	40,370,418	5.0
157 to 168	1,838	47,304,072	5.9
169 to 180	3,971	99,955,080	12.5
181 to 192	1,503	44,730,207	5.6
193 to 204	1,234	40,983,838	5.1
205 to 216	939	35,121,110	4.4
217 to 228	727	29,336,976	3.7
229 to 240	832	37,789,100	4.7
241 to 252	559	26,341,430	3.3
253 to 264	375	19,872,835	2.5
265 to 276	256	15,328,400	1.9
277 to 288	204	12,563,482	1.6
289 to 300	300	20,330,849	2.5
301 to 312	280	19,198,095	2.4
313 to 324	77	5,181,236	0.6
325 to 336	48	3,413,036	0.4
337 to 348	62	6,819,406	0.9
349 to 360	123	11,185,687	1.4
361 and above	74	6,035,105	0.8

Total	37,366	$799,933,414	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,074	$27,312,208	3.4%
Forbearance	1,820	61,138,499	7.6
Repayment
First year in repayment	387	19,626,840	2.5
Second year in repayment	360	19,131,973	2.4
Third year in repayment	388	18,244,781	2.3
More than 3 years in repayment	33,337	654,479,113	81.8

Total	37,366	$799,933,414	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 129.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.1	-	212.8
Forbearance	-	6.0	202.1
Repayment	-	-	170.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $27,312,208 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $21,256,335 or approximately 77.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	311	$9,124,663	1.1%
Alaska	61	1,550,880	0.2
Arizona	853	19,966,821	2.5
Arkansas	202	4,247,714	0.5
California	4,435	100,775,751	12.6
Colorado	589	12,707,130	1.6
Connecticut	591	10,604,791	1.3
Delaware	119	3,017,579	0.4
District of Columbia	218	3,978,535	0.5
Florida	2,578	63,683,127	8.0
Georgia	1,182	33,171,638	4.1
Hawaii	167	3,901,017	0.5
Idaho	137	3,967,415	0.5
Illinois	1,511	30,648,390	3.8
Indiana	983	18,183,060	2.3
Iowa	137	2,323,586	0.3
Kansas	709	10,998,126	1.4
Kentucky	248	4,796,033	0.6
Louisiana	1,009	22,600,020	2.8
Maine	103	2,125,764	0.3
Maryland	1,157	25,700,747	3.2
Massachusetts	1,356	22,785,967	2.8
Michigan	700	16,841,899	2.1
Minnesota	494	9,143,053	1.1
Mississippi	288	6,340,289	0.8
Missouri	782	13,765,785	1.7
Montana	53	1,229,152	0.2
Nebraska	90	2,648,840	0.3
Nevada	248	6,021,585	0.8
New Hampshire	167	3,365,984	0.4
New Jersey	1,105	24,418,087	3.1
New Mexico	139	2,967,148	0.4
New York	2,737	57,820,334	7.2
North Carolina	739	15,728,276	2.0
North Dakota	23	338,330	*
Ohio	1,112	22,567,042	2.8
Oklahoma	688	13,895,928	1.7
Oregon	532	9,968,778	1.2
Pennsylvania	1,439	26,625,290	3.3
Rhode Island	98	2,345,092	0.3
South Carolina	361	9,824,429	1.2
South Dakota	35	655,304	0.1
Tennessee	469	9,347,162	1.2
Texas	2,946	63,065,141	7.9
Utah	140	3,565,674	0.4
Vermont	44	665,706	0.1
Virginia	1,155	21,683,422	2.7
Washington	1,074	21,198,107	2.6
West Virginia	199	3,844,069	0.5
Wisconsin	414	8,682,723	1.1
Wyoming	29	1,018,417	0.1
Other	410	9,493,618	1.2

Total	37,366	$799,933,414	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	18,451	$307,647,710	38.5%
Other Repayment Options(1)	14,891	324,664,464	40.6
Income-driven Repayment(2)	4,024	167,621,240	21.0

Total	37,366	$799,933,414	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 347 loans with an aggregate outstanding principal balance of $15,699,700 currently in an interest-only period.  These interest-only loans represent approximately 2.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	17,696	$306,734,521	38.3%
Unsubsidized	19,670	493,198,893	61.7

Total	37,366	$799,933,414	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	179	$7,429,322	0.9%
October 1, 1993 through June 30, 2006	37,187	792,504,092	99.1
July 1, 2006 and later	0	0	0.0

Total	37,366	$799,933,414	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,814	$28,896,070	3.6%
College Assist	18	867,158	0.1
Educational Credit Management Corporation	566	15,850,496	2.0
Florida Off Of Student Fin'l Assistance	562	8,400,714	1.1
Great Lakes Higher Education Corporation	19,068	447,254,716	55.9
Illinois Student Assistance Comm	1,308	23,620,552	3.0
Kentucky Higher Educ. Asst. Auth.	1,457	23,208,112	2.9
Louisiana Office Of Student Financial Asst	388	7,726,503	1.0
Michigan Guaranty Agency	378	7,709,604	1.0
Nebraska National Student Loan Program	3	100,669	*
New York State Higher Ed Services Corp	4,068	81,946,834	10.2
Oklahoma Guaranteed Stud Loan Prog	738	13,979,624	1.7
Pennsylvania Higher Education Assistance Agency	3,824	69,749,549	8.7
Texas Guaranteed Student Loan Corp	3,168	70,623,401	8.8
United Student Aid Funds, Inc.	6	-587	*
Total	37,366	$799,933,414	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents have audited or independently verified this information for accuracy or completeness.

Ascendium Education Solutions, Inc.

Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana.  Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) served as the designated guarantor for education loan programs under the Higher Education Act of 1965, as amended (the “Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest.  Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.

The information in the following tables has been provided to the Issuer from reports provided by or to the U.S. Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the U.S. Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.

Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010.  The most recent year for which the U.S. Department of Education has issued guaranty volume information is 2009.  Ascendium issued $7.0 billion in new loan guarantees in that year.

Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:

The Ascendium Portfolio (Without Consideration of USAF and NELA)

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level1
2014	0.94%
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%

The U.S. Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2014, 2015, 2016, 2017 and 2018 of 0.699%, 0.648%, 0.608%, 0.827%, 1.000% and 1.480%, respectively.  Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 0.94%, 1.05%, 1.37%, 1.80% and 2.21% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the U.S. Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely approximates the statutory calculation.  According to the U.S. Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.

The Former USAF Portfolio Now Held by Ascendium

Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%

1    In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission or Puerto Rico Higher Education Assistance Corporation.  (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)

The Former NELA Portfolio Now Held by Ascendium

Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate.  The claims rate for Ascendium, USAF and NELA are as follows:

The Ascendium Portfolio (Without Consideration of USAF and NELA)

For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	2.05%
2015	0.96%
2016	1.00%
2017	0.35%
2018	0.35%

The Former USAF Portfolio Now Held by Ascendium

For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.

The Former NELA Portfolio Now Held by Ascendium

For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2017, HESC had total FFELP assets of approximately $160 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $12.1 billion in original principal amount of loans outstanding.

Guarantee Volume.   As a result of HCERA, HESC has not guaranteed any loans in the last five federal fiscal years ended September 30.

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	0.31%	0.29%	0.32%	0.45%	0.60%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	25.56%	22.74%	21.86%	24.86%	25.42%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	1.51%	1.52%	0.93%	0.62%	0.78%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.